Exhibit 99.1

GigaBeam Announces Restructuring Plan Under Protection of Chapter 11

Restructuring Plan Supported by Senior Investors and Creditors

Company Will Operate as Normal During Restructuring and Expects to Emerge by the End of the Year.

DURHAM, NC – September 4, 2009 - GigaBeam Corporation (GGBM.PK) announced that it has filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code to reorganize its business.  GigaBeam enters into this petition with the support of its Senior Investors, whose senior secured notes represent a majority of the Company’s total outstanding debt.  Subject to court approval, these investors have committed to provide adequate Debtor-in–Possession financing to support the Company through the restructuring process.  The Company intends to use the proceeds from the financing together with cash generated from daily operations to fund operating expenses including post-petition supplier payments, employee wages and benefits and other necessary operating expenses.   The Company anticipates  no disruption to day-to-day customer and partner activities and the Company expects to emerge from Chapter 11 before the end of the year.

“We want to assure our customers, our employees and our communities that GigaBeam is operating with business as usual,” stated S. Jay Lawrence, President and CEO of GigaBeam.  “We expect to proceed quickly and to emerge from these proceedings with a significantly improved balance sheet and, as a result, greater operating flexibility. I am confident in GigaBeam’s future. The new direction we have set is comprehensive, the product portfolio we are working with is expansive, and most importantly our dedication to customer satisfaction is unwavering.  During this transition stage and beyond our customers can continue to rely on GigaBeam for its products, services, and support.”

Since December 2007, the Company under Mr. Lawrence’s leadership has implemented a plan to streamline and reposition itself.  During this time, as has been previously reported, the Company has made notable achievements, including:

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Significantly reduced operating and administrative costs by nearly one half;

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Focused sales to specific regions and reported increased sales of its core product as well as initial sales of its new products;

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Strengthened and expanded product portfolio from a single product to 5 separate product lines, which are inter-operable in a customized wireless network;

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Improved customer support and extended warranties program; and

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Worked with strategic partners to take advantage of complementary technologies and market potential.

“This restructuring is a necessary and responsible step that will strengthen the Company and foster a sustained turnaround at GigaBeam. This milestone marks a fundamental and comprehensive change,” Mr. Lawrence continued. “Our employees, customers and partners want the Company to succeed because of the value GigaBeam continues to bring to the broadband wireless market.”

The Company will engage in an outreach program to keep the public informed.  Once a month, GigaBeam’s CEO will publish a webcast with news about the company and information about the restructuring process, as well as questions received and GigaBeam’s answers.  These webcasts will be posted on a micro-site www.gigabeamcommunications.com  set up by GigaBeam  specifically to answer questions about the restructuring process.  The webcasts will occur on the second Thursday of each month, commencing on Thursday, September 10, 2009 at 10:00 am EDT.   Interested parties can pre-submit any questions they would like addressed in the webcasts to restructuring@gigabeam.com, subject line should read “webcast question.” Questions must be received at least 24 hours in advance of the published date and time for the webcasts, in order to be considered for inclusion.  GigaBeam will endeavor to answer as many as possible.  The schedule for publicizing the webcasts is as follows:

Thursday, September 10, 2009

10:00 am EDT

Thursday, October 8, 2009

10:00 am EDT

Thursday, November 12, 2009

10:00 am EDT

The filings were made on September 2, 2009, in the U.S. Bankruptcy Court for the District of Delaware. GigaBeam has been assisted by Corporate Counsel, Amy Trombly, of Trombly Business Law in Newton, MA with whom GigaBeam has had a long standing and productive relationship.  GigaBeam’s CEO Jay Lawrence said “Ms. Trombly has counseled the Company through the difficult and complex stages of restructuring.   I have greatly valued her expertise and guidance in our efforts to reengineer the Company toward success.”

GigaBeam’s Bankruptcy Counsel is Daniel K. Astin of Ciardi Ciardi & Astin, Wilmington, Delaware.  GigaBeam’s CEO Jay Lawrence said “the decision to choose Ciardi Ciardi & Astin was simple. The firm has a reputation of efficiently and competently guiding middle market and  early stage companies, both public and private, through the restructuring process.”

More information about GigaBeam's reorganization is available on the Internet at www.gigabeamcommunications.com.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks, uncertainties and factors relating to the Company’s operations and business environment, many of which are beyond the Company’s control that could cause actual results to differ materially from any results expressed or implied by such statements.

Factors that could cause actual results to differ materially include, without limitation:

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the ability of the Company to continue to operate as a going concern;

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the ability of the Company to obtain approval of the Bankruptcy Court (as defined herein) with respect to motions filed by it from time to time in the Chapter 11 Case described herein;

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the Company’s ability to obtain debtor-in-possession (“DIP”) financing;

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if the Company should seek to obtain DIP financing and is able to obtain such financing, whether the Bankruptcy Court will grant final approval of any such financing;

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alternatives to obtaining capital needed to continue operations in the event the Company does not seek or is unable to obtain DIP financing, or, if the Company is able to obtain DIP financing but the Bankruptcy Court fails to grant final approval of the DIP financing;

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the ability of the Company to operate pursuant to the terms of any DIP financing that is ultimately obtained and finally approved by the Bankruptcy Court;

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the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 Case;

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potential adverse publicity surrounding the Chapter 11 filing and proceeding;

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the ability of the Company to obtain and maintain adequate relationships with its creditors, lenders, vendors and other persons or entities with whom the Company conducts its business;

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the ability of the Company to fund its working capital needs throughout the pendency of the Chapter 11 filing, proceeding and thereafter;

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the potential adverse impact of the Chapter 11 filing and proceeding on the Company’s liquidity or results of operations;

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the ability of the Company to adequately fund and execute its business plan;

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the ability of the Company to attract, motivate and retain key employees;

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the ability of the Company to successfully market and sell its products during the pendency of the Chapter 11 filing, proceeding and thereafter;

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potential actions of regulatory authorities which govern the Company’s operations, including the Federal Communications Commission and the National Telecommunications and Information Administration;

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the outcome of legal proceedings to which the Company is or may become a party; and

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other risks described in the Company’s reports filed with the Securities and Exchange Commission, including factors described in the Company’s annual report on Form 10-KSB for the year ended December 31, 2006 and in its quarterly reports on Form 10-QSB for each of the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007.

Although the Company believes the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made.  The Company does not intend to update any of the forward-looking statements after the date of this press release to conform these statements to actual results or to changes in our expectations, except as required by law.

Contact:

GigaBeam Corporation

Marijke McCandless

Vice President of Corporate Communications

Marijke.mccandless@gigabeam.com